SSGA Active Trust

SPDR SSGA Multi-Asset Real Return ETF

SPDR SSGA Income Allocation ETF

SPDR SSGA Global Allocation ETF

SPDR SSGA Ultra Short Term Bond ETF

SPDR DoubleLine Total Return Tactical ETF

SPDR MFS Systematic Core Equity ETF

SPDR MFS Systematic Growth Equity ETF

SPDR MFS Systematic Value Equity ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement dated April 23, 2018 to the Prospectus and

Statement of Additional Information (“SAI”)

dated October 31, 2017

Since inception, each Fund has been operating in a “master-feeder” arrangement, under which each Fund invests substantially all of its assets in a corresponding series of SSGA Master Trust (i.e., a “master fund”). Each master fund is a separate mutual fund that has an identical investment objective, and substantially identical investment strategies, policies and risks as the respective Fund (i.e., a “feeder fund”). As a result of this arrangement, each Fund has an indirect interest in all of the securities owned by the corresponding master fund.

At a meeting held on February 20-21, 2018, the Board of Trustees of SSGA Active Trust approved discontinuing each Fund’s investment strategy of investing through the master-feeder arrangement. As a result, effective May 7, 2018, each Fund will pursue its investment objective through direct investment in securities that previously would have been owned by the corresponding master fund. Accordingly, effective May 7, 2018, all references to the master-feeder arrangement for each Fund and the respective master funds are removed from the prospectus and SAI. Other than discontinuing the master-feeder arrangement, there will be no change to the investment objective, strategies or policies of each Fund. In addition, there is no anticipated change in each Fund’s operating expenses. As a result, SSGA Funds Management, Inc., the Funds’ investment adviser, does not expect the discontinuation of the master-feeder arrangement to materially affect each Fund’s investment returns.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SPDRMFSUPP2018